United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2020

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +852 3998 4852

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	NASDAQ Capital Market
Ordinary Shares	AGBA	NASDAQ Capital Market
Warrants	AGBAW	NASDAQ Capital Market
Rights	AGBAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 15, 2020, AGBA Acquisition Limited (the “Company”) dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm. Effective October 20, 2020, Friedman LLP (“Friedman”) has been engaged as the Company’s new independent registered public accounting firm. The audit committee of the Company’s board of directors (the “Audit Committee”), on October 15, 2020, approved the dismissal of Marcum and the engagement of Friedman as the independent registered public accounting firm.

Marcum served as the independent registered public accounting firm for the Company since February 2019. Marcum’s report on the Company’s financial statements for the year ended December 31, 2019 and for the period from October 8, 2018 (inception) through December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

The Company provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum dated October 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2020	AGBA ACQUISITION LIMITED

	By:	/s/ Gordon Lee
	Name: Title:	Gordon Lee Chief Executive Officer

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